UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13760 Noel Road, Suite 830 Dallas, Texas (Address of Principal Executive Offices)	75240 (Zip Code)

Registrant’s telephone number, including area code: (214) 378-8992

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On April 28, 2011, DRI Corporation announced in a press release that the Company’s Annual Meeting of Shareholders will take place Friday, June 17, 2011, at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240.

In the same press release, the Company announced that registration will begin at 8 a.m. (Central) and the business meeting will commence at 8:30 a.m. (Central)

In the same press release, the Company announced that Shareholders of record at the close of business on April 28, 2011, are entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof.

The Company incorporates by reference the information included in Item 7.01 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the U.S. Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits.
(a)	Exhibits.
	99.1	Press release dated April 28, 2011.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 28, 2011
DRI CORPORATION

		By:	/s/ Kathleen B. Oher
Kathleen B. Oher
Vice President, Chief Financial Officer, Secretary and Treasurer